                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 1998


                                 NCC INDUSTRIES, INC.
                (Exact name of registrant as specified in its charter)

                                       Delaware
                    (State or other jurisdiction of incorporation)

     0-3305                                            62-0643336
(Commission File Number)                (I.R.S. Employer Identification No.)

200 Madison Avenue, New York, New York                   10016
 (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:    (212) 592-0700


                   475 Park Avenue South, New York, New York  10016
             (Former name or former address if changed since last report)

Item 5.  Other Events.

On July 22, 1997, Registrant, along with its 92.8% parent company, Maidenform, Inc. ("Maidenform") and Maidenform's 100% parent company, Maidenform Worldwide, Inc. (collectively, with Maidenform and the Registrant, the "Debtor Group"), filed voluntary petitions for bankruptcy under Chapter 11 of the Federal Bankruptcy Code in the United States District Court for the Southern District of New York (the "Court").

In accordance with Securities Exchange Act Release No. 9660 (June 30, 1972), Rule 12b-21 under the Securities Exchange Act of 1934 (the "Exchange Act"), and the Securities and Exchange Commission's related no-action correspondence, Registrant is herewith filing copies of the Debtor Group's consolidated monthly financial report (the "Trustee's Report") filed with the Court and the United States Trustee (the "Trustee") in accordance with Bankruptcy Rule 2015 and the Trustee's "Operating Guidelines and Financial Reporting Requirements" in lieu of quarterly and annual reports under Section 13(a) of the Exchange Act.

Accordingly, attached to this Current Report as Exhibit 99.1 is a copy of the Trustee's Report for the Debtor Group for the month of March 1998 which was filed with the Court and the Trustee on May 8, 1998 and May 11, 1998, respectively.

On or about April 28, 1998, Registrant moved its New York City offices from 475 Park Avenue South (the "Surrendered Lease") to Maidenform's existing office facilities located at 200 Madison Avenue (the "Existing Lease"). The move consolidated the Debtor Group's New York City offices and resulted in a reduction of leasable square feet, rental payments and operating expenses for the Debtor Group as a whole. Under the Surrendered Lease, the Debtor Group leased 15,525 square feet for a monthly rental of $30,727, plus operating expenses. Under the Existing Lease, the Debtor Group leases 11,250 square feet for a monthly rental of $26,484, plus operating expenses. The Existing Lease expires June 30, 2006. Registrant believes that the facilities under the Existing Lease, which are primarily used as the Debtor Group's sales office, will be sufficient to meet the Debtor Group's office needs in New York City for the foreseeable future. The Debtor Group is in the process of rejecting the Surrendered Lease in the Court.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Trustee's Report for the Debtor Group for the month of March 1998, which was filed with the Court and the Trustee on May 8, 1998 and May 11, 1998, respectively.

                                      SIGNATURES


Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NCC INDUSTRIES, INC.





Dated:    May 12, 1998             By:  /s/  Frank Stull
                                       -------------------------------
                                          Frank Stull
                                          Duly authorized officer to execute
                                          on behalf of Registrant
                                          Executive Vice President
                                          Chief Financial Officer

                                  CONFIDENTIAL




                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                       MARCH 1998 FINANCIAL REPORT PACKAGE

                     MARCH 1998 FINANCIAL REPORTING PACKAGE
                                    CONTENTS

SCHEDULE                                                               PAGE




MARCH 1998 MONTH
      - Income Statement                                                 1
      - Balance Sheet                                                    2
      - Cash Flow Statement                                              3



MARCH 1998 YTD
      - Income Statement                                                 4
      - Cash Flow Statement                                              5

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                        MARCH 1998 MONTH INCOME STATEMENT
                                 (in thousands)


                                                                                               ACTUAL
         Net sales                                                                             $     18,751
         Cost of sales                                                                               12,962
                                                                                         -------------------

         Gross profit                                                                                 5,789
            %                                                                                         30.9%

         Operating expenses

            Design                                                                                      396
            General and administrative                                                                1,411
            Advertising                                                                                 205
            Coop - advertising                                                                          714
            Selling                                                                                   1,376
            Selling - Retail                                                                          1,732
            Distribution                                                                              1,141
                                                                                         -------------------
            Total                                                                                     6,975
                                                                                         -------------------

         Loss before
            interest and taxes (EBIT)                                                                (1,186)

         Interest expense                                                                               536
         Reorganization cost                                                                            295
                                                                                         -------------------
         Pretax loss                                                                                 (2,017)

         Taxes                                                                                           57

                                                                                         -------------------
         Net loss                                                                              $     (2,074)
                                                                                         -------------------

         EBIT                                                                                        (1,186)

         Depreciation                                                                                   430
                                                                                         -------------------

         EBITDAR                                                                                       (756)

                                                                                         -------------------
         Per covenant                                                                          $     (1,000)
                                                                                         -------------------

         NOTE - INCLUDES ALL YEAR END ADJUSTMENTS.

                                       (1)


                                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                                       BALANCE SHEET FOR THE PERIOD INDICATED
                                                   (in thousands)

                                                                                            MARCH 1998
                                                                                            ----------

                                                                                              ACTUAL
                                                                                              ------
            ASSETS
            Current assets
                Cash and cash equivalents                                                  $         4,349
                Accounts receivable, net                                                            17,257
                Inventories, net                                                                    71,081
                Other current assets                                                                 3,344
                Insurance receivable                                                                 3,148
                                                                                        -------------------
                     Total current assets                                                           99,179
            Property, plant & equipment, net                                                        33,190
            Other assets                                                                             4,999
                                                                                        -------------------
                TOTAL ASSETS                                                               $       137,368
                                                                                        ===================

            LIABILITIES
            Current liabilities
                Liabilities not subject to compromise
                    Current Liabilities:
                     Accounts payable                                                      $         6,491
                     Accrued expenses                                                               10,777
                     Cash collateral loan                                                           29,637
                     Revolver                                                                       13,733
                                                                                        -------------------
                          Total current liabilities                                                 60,638
                Liabilities subject to compromise                                                  216,010
                Other liabilities                                                                      644
                                                                                        -------------------
                TOTAL LIABILITIES                                                                  277,292
                                                                                        -------------------

            EQUITY
            Stock                                                                                        5
            Paid in capital                                                                         40,899
            Accumulated deficit                                                                   (173,178)
            Year to date loss                                                                       (7,650)
                                                                                        -------------------
               Total deficit                                                                      (139,924)

                                                                                        -------------------
                     TOTAL LIABILITIES AND DEFICIT                                           $     137,368
                                                                                        ===================


NOTE - INCLUDES ALL YEAR END ADJUSTMENTS.

                                       (2)

                                   MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                                    MARCH 1998 MONTH STATEMENT OF CASH FLOWS
                                                 (in thousands)

                                                                                                       ACTUAL
                                                                                                       ------
OPERATING ACTIVITIES
Net loss                                                                                        $      (2,074)
Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                                                                        430
     Changes in operating assets and liabilities:
     Increase in accounts receivable                                                                   (1,166)
     Increase in inventories                                                                             (157)
     Decrease in prepaid expenses and other assets                                                        490
     Decrease in accounts payable, accrued expenses, taxes and sundry
         liabilities                                                                                   (4,496)
                                                                                             -----------------
Net cash used in operating activities                                                                  (6,973)
                                                                                             -----------------


INVESTING ACTIVITIES
Additions to property, plant and equipment (Net)                                                         (319)
                                                                                             -----------------
Net cash used in investing activities                                                                    (319)
                                                                                             -----------------

FINANCING ACTIVITIES
Net Borrowings under revolving credit loan                                                              4,632
                                                                                             -----------------
Net cash used in investing activities                                                                   4,632
                                                                                             -----------------

Decrease in cash                                                                                       (2,660)
Cash at beginning of period                                                                             7,009
                                                                                             -----------------
Cash at end of period                                                                           $       4,349
                                                                                             =================



NOTE - INCLUDES ALL YEAR END ADJUSTMENTS.

                                       (3)


                               MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                                     MARCH 1998 YTD INCOME STATEMENT
                                              (in thousands)

                                                                                               ACTUAL
                                                                                               ------
Net sales                                                                                      $    44,616
Cost of sales                                                                                       32,578
                                                                                          -----------------

Gross profit                                                                                        12,038
     %                                                                                               27.0%

Operating expenses
     Design                                                                                            995
     General and administrative                                                                      3,822
     Advertising                                                                                       340
     Coop - advertising                                                                              1,133
     Selling                                                                                         3,384
     Selling - Retail                                                                                4,717
     Distribution                                                                                    2,973
                                                                                          -----------------
     Total                                                                                          17,364
                                                                                          -----------------

Loss before
     interest and taxes                                                                             (5,326)

Interest expense                                                                                     1,227
Reorganization cost                                                                                    945
                                                                                          -----------------
Pretax loss                                                                                         (7,498)

Taxes                                                                                                  152
                                                                                          -----------------
Net loss                                                                                       $    (7,650)
                                                                                          =================


NOTE - INCLUDES ALL YEAR END ADJUSTMENTS.

                                       (4)


                                             MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                                               MARCH 1998 YTD STATEMENT OF CASH FLOWS
                                                            (in thousands)

                                                                                                               ACTUAL
                                                                                                               ------
OPERATING ACTIVITIES

Net loss                                                                                                $      (7,650)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization 1,307 Changes in operating assets and liabilities:
       Increase in accounts receivable                                                                           (308)
       Increase in inventories                                                                                 (3,827)
       Decrease in prepaid expenses and other assets                                                              550
       Decrease in accounts payable, accrued expenses, taxes and sundry
         liabilities                                                                                           (1,316)

                                                                                                    ------------------
Net cash used in operating activities                                                                         (11,244)
                                                                                                    ------------------


INVESTING ACTIVITIES
Additions to property, plant and equipment (Net)                                                                 (351)
                                                                                                    ------------------
Net cash used in investing activities                                                                            (351)
                                                                                                    ------------------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                                                                      8,843
                                                                                                    ------------------
Net cash provided by financing activities                                                                       8,843
                                                                                                    ------------------

Decrease in cash                                                                                               (2,752)
Cash and Cash Equivalents at beginning of year                                                                  7,101
                                                                                                    ------------------
Cash and Cash Equivalents at end of period                                                              $       4,349
                                                                                                    ==================



NOTE - INCLUDES ALL YEAR END ADJUSTMENTS.

                                       (5)